Exhibit 10.12

Contract for Operating Leases

Lessor

LuckSky Holding (Group) Co., Ltd.

Lessee

Sanhe City LuckSky Electrical Engineering Co., Ltd.

Date: May 1, 2014

Contract for Operating Lease

This contract was signed by the following parties in the meeting room of Sanhe City LuckSky Electrical Engineering Co., Ltd. on May 1, 2014:

Lessor: LuckSky Holding (Group) Co., Ltd. (hereinafter referred to “Party A”), a limited liability company established and effectively existing according to Chinese laws;

Lessee: Sanhe City LuckSky Electrical Engineering Co., Ltd. (hereinafter referred to “Party B”), a limited liability company established and effectively existing according to Chinese laws.

Party A and Party B hereby reach the following agreement through amicable negotiation concerning the matter that Party B rents office building and plant from Party A:

1	Definition of Property

1.1	The property under this contract (“the Property”) refers to plant covering a construction area of 5,160m2 and an office building covering a construction area of 1,296m2 (including 50 sets of office tables and chairs as well as other relevant office facilities) located in the north of Shengtun Village, North Outer Ring, Yanjiao National Development Area, Sanhe, Langfang, Hebei Province.

1.2	Party A hasn’t obtained State-owned Land Use Right Certificate and House Ownership Certificate for the Property upon the date when this contract is signed. Party A has already obtained all necessary consent and approval for leasing the Property to Party B and guaranteed to undertake all liabilities for disputes arising due to the property right or other rights of the Property. Party A will compensate any losses therefore caused to Party B. If Party B is unable to continuously use the Property before expiry of term of lease due to the reason of property right of the Property, Party A will adopt all measures to perfect the property right of the Property, or provide Party B with other alternative property for use under equal conditions.

2	The Term of theLease

2.1	The term of lease lasts for [10] years, i.e. from [May 1, 2014] to [April 30, 2024] (hereinafter referred to as “term of lease”) unless otherwise lease ends ahead of time according to other stipulations of this contract. Besides, Party B may extend the term of lease according to the stipulations set out in 2.2.

2.2	Party B is entitled to request extension of term of lease. If Party chooses to extend term of lease, it shall inform Party A of extension of term of lease in wiring 2 months before expiry of term of lease. Then, the two parties shall sign a supplementary contract on the extended term of lease which starts from the date of expiry of term of lease.

3	Rent

3.1	As consideration of property rented out by Party A, the annual rent is RMB [697,248] Yuan.

3.2	Party B shall pay the annual rent to Party A before May, 1st every year within the term of the lease.

3.3	Party B is not required to pay any rent or charge for the places rented within the whole period of this contract, including but not limited to possible land use fee, property tax, etc. collected from the places used within the period of this contract. Such costs (if any) shall be paid by Party A.

4	Taxation

4.1	Party A shall undertake all rent-related taxes under this contract.

5	Use of the Property

5.1	Party B is entitled to occupy and use the Property for the purpose of production and office work of the company.

5.2	Party B is entitled to place all and any inventory, tools, or other movable machines, furniture, equipment or other property owned or rented in the Property.

6	Maintenance and Repair

6.1	Party A shall guarantee that the Property and its auxiliary facilities are in an available and safe status during term of lease.

6.2	When discovering that the Property and its auxiliary facilities are damaged or broken down, Party B shall timely inform Party A to repair.

6.3	Party A shall begin to repair within 7 days after receiving notice from Party B. If Party A fails to repair within the said time limit, Party B may repair for Party A and the costs therefore incurred shall be undertaken by Party A. If the use of Party B is influenced due to repair of the Property, the rent shall be reduced or the term of lease shall be extended accordingly.

6.4	Party B shall reasonably use and take good care of the Property and its auxiliary facilities. When Party A or house property management department is responsible for checking and repairing the Property and its auxiliary facilities within term of lease, Party B shall actively coordinate and shall not obstruct construction. If damage or failure occurs to the Property and its auxiliary facilities due to improper keeping or unreasonable use by Party B, Party B shall take charge of repair or undertaking compensatory liability. If Party B refuses to repair or undertake compensatory liability, Party A may repair or purchase new ones for Party B and the costs therefore incurred shall be undertaken by Party B.

6.5	Party B is not held responsible for losses resulted from natural attributes or reasonable use of the Property and its auxiliary facilities.

7	Right of the Lessee to Reconstruct

7.1	Party B shall not change facilities, equipment and various pipelines and conduits of the Property without authorization. If Party B needs to change them, the consent of Party A shall be obtained first before implementation.

8	Accidental Damages of the Property

8.1	If the Property (including houses above it) are damaged due to fire, or other accidental disasters and risks, Party B shall immediately inform Party A after such disasters occur and adopt all possible reasonable measures to prevent the expansion of losses. However, relevant costs therefore incurred shall be paid by Party A.

9	Sublease

9.1	Party A agrees that Party B may sublease the Property to a third party partly or entirely within term of lease; relevant registration filing procedures shall be handled for the sublease contract signed by Party B and a third party.

9.2	If this contract is changed, canceled or terminated within term of sublease, the sublease contract will be changed, canceled or terminated accordingly.

10	Return of the Property

10.1	When this contract is due, Party B is required to keep the Property in an intact and well-used status and return it to Party A.

10.2	Party B is not required to recover the Property as for the reconstruction of the Property according to this contract or with the consent of Party A as well as normal damages and defects of houses and equipment within the Property.

11	Transfer of the Property

11.1	Party A shall not transfer the land use right of the Property and/or ownership of houses on the Property to any third party within term of lease unless otherwise agreed by Party B in writing ahead of time. Party B will agree on such transfer only under the condition that Party’s obligations under this contract are performed in a way that satisfies Party B, the new lessor is able to perform all obligations under this contract, and this new lessor guarantees to resign a property lease agreement with Party B with same terms and conditions specified herein.

11.2	Party A promises to launch relevant procedure to transfer the Property to Party B within [30] days after obtaining House Ownership Certificate or Land Use Right Certificate according to law.

12	Force Majeure

12.1	If either party is unable to perform relevant obligations under this contract according to the agreed conditions due to force majeure with its occurrence and consequences, unpredictable unavoidable and insurmountable upon the signing of this contract by the two parties (including war, confiscation by the government, natural disasters like flood, war, earthquake and windstorm, infectious disease, and change of relevant law or policy of the government), this party shall immediately inform the other party of relevant conditions and provide effective documentary evidence indicating force majeure and reasons for failure to perform relevant obligations under this contract entirely or partly or requirement for delay of performance.

12.2	When force majeure takes place, neither Party A nor Party B is required to take responsibility for any damage, increase of cost or losses caused to the other party due to failure or delay of performance of this contract under the influence of force majeure. The failure or delay of performance of this contract shall not be viewed as breach of contract. The party affected by force majeure shall adopt proper measures to reduce or eliminate the influence of force majeure to the greatest extents and strive to recover the performance of obligations delayed or obstructed by force majeure as soon as possible.

12.3	If the force majeure or the influence of force majeure blocks one or both parties under this contract from performing all their obligations under this contract for 60 days or above, the two parties shall decide to terminate this contract or exempt some obligations stipulated herein or delay the performance of the contract after negotiation and discussion based on the degree of influence of force majeure on performance of this contract.

13	Liabilities for Breach of Contract

13.1	If Party A has one of the following conditions, it will be viewed as breach of this contract unless otherwise stipulated herein:

13.1.1	Party A fails to perform its obligations under this contract, which results in the failure of the Property delivered by Party A to Party B to comply with relevant requirements of the state especially safety conditions concerning construction, fire protection, security and hygiene;

13.1.2	Party A does not enjoy complete rights over the Property or any other reasons exist to result in the non-conformance of the leasing of the Property with relevant laws and regulations and thus cause losses to Party B (including but not limited to losses caused to Party B due to moving and failure of handling lease registration);

13.1.3	Party B enters the Property without the permission of Party B and it causes losses to Party B;

13.1.4	Party B fails to perform its obligation to repair the Property according to the stipulations set out herein; and

13.1.5	Party A violates the stipulations set out in other terms of this contract.

The following condition will be viewed as fundamental breach of contract by Party A: The conditions stipulated in 13.1.1 take place, and Party A fails to correct within 60 working days after Party B raises requirement for correction to make the Property comply with relevant requirements of design and/or national laws.

13.2	If Party B has one of the following conditions, it will be viewed as breach of this contract unless otherwise stipulated herein:

13.2.1	Party B fails to pay rent to Party A in full amount as scheduled according to this contract;

13.2.2	Party B disassembles and alters the structure of the Property or changes the usage of the Property unless it is approved by Party A;

13.2.3	Party B fails to return the Property to Party A as stipulated herein;

13.2.4	Party B damages the Property intentionally.

The following condition will be viewed as fundamental breach of contract by Party B: The conditions stipulated in 13.2.1 take place, and Party B fails to pay rent within 60 working days after the due date of payment of rent.

13.3	If a party breaches the contract, the other party must inform the breaching party in writing within a reasonable time limit after being aware of the breach of contract. The breaching party shall adopt certain action to correct its breaching behavior within 3 working days after receiving a notice from the other party. If the breaching party still fails to correct its breaching behavior within stipulated time limit, it will also be viewed as fundamental breach of contract.

13.4	If Party A breaches the contract or Party A fails to obtain House Ownership Certificate or Land Use Right Certificate of leased property according to law to result in the termination or impossibility of execution of this contract, Party A shall not only timely correct or compensate it but also promise to compensate all losses therefore caused to Party B (including but not limited to losses caused to Party B due to moving and failure of handling lease registration).

13.5	If Party B fails to pay rent to Party A as scheduled, it shall pay 0.05% of unpaid rent to Party A as liquidated damages for each delayed day

13.6	Liquidated damages shall be paid within 10 working days after breach of contract occurs. If the breach of contract still exists upon or after expiry of this term, the subsequent liquidated damages shall be paid once every 10 working days until the breach of contract is corrected or the contract is terminated in a proper manner.

13.7	Besides liquidated damages, if the actual losses of the observant party exceed the amount of liquidated damages, the breaching party shall pay compensation to the observant party with the amount of the actual losses. The calculation of this compensation amount shall be based on the amount of economic losses jointly calculated, reviewed and confirmed by the two parties; or, if this issue is submitted for litigation according to the stipulations set out in Article 15 of this contract, this compensation amount will be decided by the court.

13.8	After breach of contract takes place, the breaching party shall continuously abide by this contract unless the contract is canceled in a proper manner.

14	Termination of Contract

14.1	Party A and Party B shall not terminate the contract within term of lease unless otherwise specified herein. This contract ends automatically upon expiry of term of lease unless otherwise agreed herein.

14.2	If act of government resulted from any illegal or improper behavior not due to Party B’s fault imposes a serious negative influence on normal operation of Party B, or the Property, or the use of the Property to result in the failure of performing this contract, Party B is entitled to terminate this contract.

14.3	Party A shall not transfer the land use right of the Property and/or ownership of houses on the Property to any third party within term of lease unless otherwise agreed by Party B in writing ahead of time. If the transfer of the Property and/or land use right by Party A is not approved by Party B, Party B is entitled to terminate this contract, and Party A shall pay RMB [15] million Yuan to Party B as liquidated damages.

14.4	If either party fundamentally breaches the contract (definition shown in Article 13 of this contract), the other party is entitled to terminate the contract. The breaching party shall undertake liabilities for breach of contract according to the stipulations set out in Article 13 of this contract.

14.5	If either party is bankrupt and/or dissolved, the other party is entitled to terminate the contract.

15	Dispute Resolution and Application of Law

15.1	Laws of the People’s Republic of China apply to signing, interpretation and performance of this contract.

15.2	Any dispute arising due to interpretation and performance of this contract shall be submitted to the people’s court in the place where the Property is located for litigation.

16	Execution and Registration of Contract

16.1	This contract takes effect immediately after it is signed by Party A and Party B.

16.2	The modification of this contract is made in writing and it takes effect only after it is signed by the two parties under this contract.

17	Other Matters

17.1	This contract and its appendixes form the entire contract reached by the two parties concerning the transaction included herein and replace any contracts, agreements or arrangements reached by the two parties before this transaction.

17.2	If any term of this contract is ineffective or not enforceable, it does not influence the effectiveness of other terms of this contract which will still remain effective.

17.3	The title of each term in this contract is only for reference. It doesn’t institute modification, definition, extension and restriction of any terms of this contract.

Lessor: LuckSky Holding (Group) Co., Ltd.

Legal representative/authorized representative:

(Seal)

Lessee: Sanhe City LuckSky Electrical Engineering Co., Ltd.

Legal representative/authorized representative:

(Seal)

Contract for Operating Leases

Lessor

LuckSky Holding (Group) Co., Ltd.

Lessee

Sanhe City LuckSky Electrical Engineering Co., Ltd.

Date: May 1, 2014

Contract for Operating Lease

This contract was signed by the following parties in the meeting room of Sanhe City LuckSky Electrical Engineering Co., Ltd. on May 1, 2014:

Lessor: LuckSky Holding (Group) Co., Ltd. (hereinafter referred to “Party A”), a limited liability company established and effectively existing according to Chinese laws;

Lessee: Sanhe City LuckSky Electrical Engineering Co., Ltd. (hereinafter referred to “Party B”), a limited liability company established and effectively existing according to Chinese laws.

Party A and Party B hereby reach the following agreement through amicable negotiation concerning the matter that Party B rents office building and plant from Party A:

18	Definition of Property

18.1	The property under this contract (“the Property”) refers to dormitory covering a construction area of 1,200 m2 located in the north of Shengtun Village, North Outer Ring, Yanjiao National Development Area, Sanhe, Langfang, Hebei Province.

18.2	Party A hasn’t obtained State-owned Land Use Right Certificate and House Ownership Certificate for the Property upon the date when this contract is signed. Party A has already obtained all necessary consent and approval for leasing the Property to Party B and guaranteed to undertake all liabilities for disputes arising due to the property right or other rights of the Property. Party A will compensate any losses therefore caused to Party B. If Party B is unable to continuously use the Property before expiry of term of lease due to the reason of property right of the Property, Party A will adopt all measures to perfect the property right of the Property, or provide Party B with other alternative property for use under equal conditions.

19	The Term of theLease

19.1	The term of lease lasts for [10] years, i.e. from [May 1, 2014] to [April 30, 2024] (hereinafter referred to as “term of lease”) unless otherwise lease ends ahead of time according to other stipulations of this contract. Besides, Party B may extend the term of lease according to the stipulations set out in 2.2.

19.2	Party B is entitled to request extension of term of lease. If Party chooses to extend term of lease, it shall inform Party A of extension of term of lease in wiring 2 months before expiry of term of lease. Then, the two parties shall sign a supplementary contract on the extended term of lease which starts from the date of expiry of term of lease.

20	Rent

20.1	As consideration of property rented out by Party A, the annual rent is RMB [129,600] Yuan.

20.2	Party B shall pay the annual rent to Party A before May, 1st every year within the term of the lease.

20.3	Party B is not required to pay any rent or charge for the places rented within the whole period of this contract, including but not limited to possible land use fee, property tax, etc. collected from the places used within the period of this contract. Such costs (if any) shall be paid by Party A.

21	Taxation

21.1	Party A shall undertake all rent-related taxes under this contract.

22	Use of the Property

22.1	Party B is entitled to occupy and use the Property for the purpose of production and office work of the company.

22.2	Party B is entitled to place all and any inventory, tools, or other movable machines, furniture, equipment or other property owned or rented in the Property.

23	Maintenance and Repair

23.1	Party A shall guarantee that the Property and its auxiliary facilities are in an available and safe status during term of lease.

23.2	When discovering that the Property and its auxiliary facilities are damaged or broken down, Party B shall timely inform Party A to repair.

23.3	Party A shall begin to repair within 7 days after receiving notice from Party B. If Party A fails to repair within the said time limit, Party B may repair for Party A and the costs therefore incurred shall be undertaken by Party A. If the use of Party B is influenced due to repair of the Property, the rent shall be reduced or the term of lease shall be extended accordingly.

23.4	Party B shall reasonably use and take good care of the Property and its auxiliary facilities. When Party A or house property management department is responsible for checking and repairing the Property and its auxiliary facilities within term of lease, Party B shall actively coordinate and shall not obstruct construction. If damage or failure occurs to the Property and its auxiliary facilities due to improper keeping or unreasonable use by Party B, Party B shall take charge of repair or undertaking compensatory liability. If Party B refuses to repair or undertake compensatory liability, Party A may repair or purchase new ones for Party B and the costs therefore incurred shall be undertaken by Party B.

23.5	Party B is not held responsible for losses resulted from natural attributes or reasonable use of the Property and its auxiliary facilities.

24	Right of the Lessee to Reconstruct

24.1	Party B shall not change facilities, equipment and various pipelines and conduits of the Property without authorization. If Party B needs to change them, the consent of Party A shall be obtained first before implementation.

25	Accidental Damages of the Property

25.1	If the Property (including houses above it) are damaged due to fire, or other accidental disasters and risks, Party B shall immediately inform Party A after such disasters occur and adopt all possible reasonable measures to prevent the expansion of losses. However, relevant costs therefore incurred shall be paid by Party A.

26	Sublease

26.1	Party A agrees that Party B may sublease the Property to a third party partly or entirely within term of lease; relevant registration filing procedures shall be handled for the sublease contract signed by Party B and a third party.

26.2	If this contract is changed, canceled or terminated within term of sublease, the sublease contract will be changed, canceled or terminated accordingly.

27	Return of the Property

27.1	When this contract is due, Party B is required to keep the Property in an intact and well-used status and return it to Party A.

27.2	Party B is not required to recover the Property as for the reconstruction of the Property according to this contract or with the consent of Party A as well as normal damages and defects of houses and equipment within the Property.

28	Transfer of the Property

28.1	Party A shall not transfer the land use right of the Property and/or ownership of houses on the Property to any third party within term of lease unless otherwise agreed by Party B in writing ahead of time. Party B will agree on such transfer only under the condition that Party’s obligations under this contract are performed in a way that satisfies Party B, the new lessor is able to perform all obligations under this contract, and this new lessor guarantees to resign a property lease agreement with Party B with same terms and conditions specified herein.

28.2	Party A promises to launch relevant procedure to transfer the Property to Party B within [30] days after obtaining House Ownership Certificate or Land Use Right Certificate according to law.

29	Force Majeure

29.1	If either party is unable to perform relevant obligations under this contract according to the agreed conditions due to force majeure with its occurrence and consequences, unpredictable unavoidable and insurmountable upon the signing of this contract by the two parties (including war, confiscation by the government, natural disasters like flood, war, earthquake and windstorm, infectious disease, and change of relevant law or policy of the government), this party shall immediately inform the other party of relevant conditions and provide effective documentary evidence indicating force majeure and reasons for failure to perform relevant obligations under this contract entirely or partly or requirement for delay of performance.

29.2	When force majeure takes place, neither Party A nor Party B is required to take responsibility for any damage, increase of cost or losses caused to the other party due to failure or delay of performance of this contract under the influence of force majeure. The failure or delay of performance of this contract shall not be viewed as breach of contract. The party affected by force majeure shall adopt proper measures to reduce or eliminate the influence of force majeure to the greatest extents and strive to recover the performance of obligations delayed or obstructed by force majeure as soon as possible.

29.3	If the force majeure or the influence of force majeure blocks one or both parties under this contract from performing all their obligations under this contract for 60 days or above, the two parties shall decide to terminate this contract or exempt some obligations stipulated herein or delay the performance of the contract after negotiation and discussion based on the degree of influence of force majeure on performance of this contract.

30	Liabilities for Breach of Contract

30.1	If Party A has one of the following conditions, it will be viewed as breach of this contract unless otherwise stipulated herein:

30.1.1	Party A fails to perform its obligations under this contract, which results in the failure of the Property delivered by Party A to Party B to comply with relevant requirements of the state especially safety conditions concerning construction, fire protection, security and hygiene;

30.1.2	Party A does not enjoy complete rights over the Property or any other reasons exist to result in the non-conformance of the leasing of the Property with relevant laws and regulations and thus cause losses to Party B (including but not limited to losses caused to Party B due to moving and failure of handling lease registration);

30.1.3	Party B enters the Property without the permission of Party B and it causes losses to Party B;

30.1.4	Party B fails to perform its obligation to repair the Property according to the stipulations set out herein; and

30.1.5	Party A violates the stipulations set out in other terms of this contract.

The following condition will be viewed as fundamental breach of contract by Party A: The conditions stipulated in 13.1.1 take place, and Party A fails to correct within 60 working days after Party B raises requirement for correction to make the Property comply with relevant requirements of design and/or national laws.

30.2	If Party B has one of the following conditions, it will be viewed as breach of this contract unless otherwise stipulated herein:

30.2.1	Party B fails to pay rent to Party A in full amount as scheduled according to this contract;

30.2.2	Party B disassembles and alters the structure of the Property or changes the usage of the Property unless it is approved by Party A;

30.2.3	Party B fails to return the Property to Party A as stipulated herein;

30.2.4	Party B damages the Property intentionally.

The following condition will be viewed as fundamental breach of contract by Party B: The conditions stipulated in 13.2.1 take place, and Party B fails to pay rent within 60 working days after the due date of payment of rent.

30.3	If a party breaches the contract, the other party must inform the breaching party in writing within a reasonable time limit after being aware of the breach of contract. The breaching party shall adopt certain action to correct its breaching behavior within 3 working days after receiving a notice from the other party. If the breaching party still fails to correct its breaching behavior within stipulated time limit, it will also be viewed as fundamental breach of contract.

30.4	If Party A breaches the contract or Party A fails to obtain House Ownership Certificate or Land Use Right Certificate of leased property according to law to result in the termination or impossibility of execution of this contract, Party A shall not only timely correct or compensate it but also promise to compensate all losses therefore caused to Party B (including but not limited to losses caused to Party B due to moving and failure of handling lease registration).

30.5	If Party B fails to pay rent to Party A as scheduled, it shall pay 0.05% of unpaid rent to Party A as liquidated damages for each delayed day

30.6	Liquidated damages shall be paid within 10 working days after breach of contract occurs. If the breach of contract still exists upon or after expiry of this term, the subsequent liquidated damages shall be paid once every 10 working days until the breach of contract is corrected or the contract is terminated in a proper manner.

30.7	Besides liquidated damages, if the actual losses of the observant party exceed the amount of liquidated damages, the breaching party shall pay compensation to the observant party with the amount of the actual losses. The calculation of this compensation amount shall be based on the amount of economic losses jointly calculated, reviewed and confirmed by the two parties; or, if this issue is submitted for litigation according to the stipulations set out in Article 15 of this contract, this compensation amount will be decided by the court.

30.8	After breach of contract takes place, the breaching party shall continuously abide by this contract unless the contract is canceled in a proper manner.

31	Termination of Contract

31.1	Party A and Party B shall not terminate the contract within term of lease unless otherwise specified herein. This contract ends automatically upon expiry of term of lease unless otherwise agreed herein.

31.2	If act of government resulted from any illegal or improper behavior not due to Party B’s fault imposes a serious negative influence on normal operation of Party B, or the Property, or the use of the Property to result in the failure of performing this contract, Party B is entitled to terminate this contract.

31.3	Party A shall not transfer the land use right of the Property and/or ownership of houses on the Property to any third party within term of lease unless otherwise agreed by Party B in writing ahead of time. If the transfer of the Property and/or land use right by Party A is not approved by Party B, Party B is entitled to terminate this contract, and Party A shall pay RMB [15] million Yuan to Party B as liquidated damages.

31.4	If either party fundamentally breaches the contract (definition shown in Article 13 of this contract), the other party is entitled to terminate the contract. The breaching party shall undertake liabilities for breach of contract according to the stipulations set out in Article 13 of this contract.

31.5	If either party is bankrupt and/or dissolved, the other party is entitled to terminate the contract.

32	Dispute Resolution and Application of Law

32.1	Laws of the People’s Republic of China apply to signing, interpretation and performance of this contract.

32.2	Any dispute arising due to interpretation and performance of this contract shall be submitted to the people’s court in the place where the Property is located for litigation.

33	Execution and Registration of Contract

33.1	This contract takes effect immediately after it is signed by Party A and Party B.

33.2	The modification of this contract is made in writing and it takes effect only after it is signed by the two parties under this contract.

34	Other Matters

34.1	This contract and its appendixes form the entire contract reached by the two parties concerning the transaction included herein and replace any contracts, agreements or arrangements reached by the two parties before this transaction.

34.2	If any term of this contract is ineffective or not enforceable, it does not influence the effectiveness of other terms of this contract which will still remain effective.

34.3	The title of each term in this contract is only for reference. It doesn’t institute modification, definition, extension and restriction of any terms of this contract.

Lessor: LuckSky Holding (Group) Co., Ltd.

Legal representative/authorized representative:

(Seal)

Lessee: Sanhe City LuckSky Electrical Engineering Co., Ltd.

Legal representative/authorized representative:

(Seal)